Berwyn Fund

(Ticker Symbol: BERWX)

A series of The Chartwell Funds

Supplement dated December 29, 2017, to the

Summary Prospectus dated July 17, 2017.

Lee Grout will be leaving Chartwell Investment Partners, LLC and will no longer serve as portfolio manager of the Berwyn Fund effective December 29, 2017. David C. Dalrymple will replace Mr. Grout as portfolio manager of the Berwyn Fund. Accordingly, the “Portfolio Manager” section on page 6 of the Summary Prospectus is replaced with the following:

David C. Dalrymple is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997 and has served as a portfolio manager of the Berwyn Fund since December 2017.

Please file this Supplement with your records.